Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.2605%



        Excess Protection Level
          3 Month Average  7.69%
          April, 2001  7.55%
          March, 2001  8.07%
          February, 2001  7.44%


        Cash Yield                                  19.61%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.09%


        Over 30 Day Delinquency                     4.89%


        Seller's Interest                           9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $5,425,622,873.29